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                                                                 EXHIBIT 10.18.2

                                SECOND AMENDMENT


         SECOND AMENDMENT (the "Second Amendment"), dated as of June 17, 2002, among FELCOR LODGING TRUST INCORPORATED (f/k/a FelCor Suite Hotels, Inc.), a Maryland corporation ("FelCor"), FELCOR LODGING LIMITED PARTNERSHIP (f/k/a FelCor Suites Limited Partnership), a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "US Borrower"), FELCOR CANADA CO., a Nova Scotia unlimited liability company (the "Canadian Borrower" and collectively with the US Borrower, the "Borrower"), the Lenders from time to time party thereto, DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent (the "Syndication Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMCB") and J.P. MORGAN BANK CANADA (f/k/a The Chase Manhattan Bank of Canada) ("JPM Canada") as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                                  WITNESSETH:


         WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to the Seventh Amended and Restated Credit Agreement, dated as of July 26, 2001 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

I.       Amendments

         1. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions "Specified Acquisition Amount" and "Specified Discretionary Capital Expenditure Amount" in their entirety and (ii) amending the definition "Specified Investment Amount" to read in its entirety as follows:

                  "Specified Investment Amount" shall mean (A) the sum of (i) $20,000,000, (ii) the aggregate amount of net cash proceeds received from any Asset Sale consummated during the period from the First Amendment Effective Date to September 30, 2004, up to an aggregate amount not to exceed $20,000,000 and (iii) the aggregate amount of the net cash proceeds received from the sale or issuance of equity by FelCor LP during the period from the First Amendment Effective Date to September 30, 2004, less (B) the aggregate amount of any investment in any Joint Enterprise during the period from First Amendment Effective Date through September 30, 2004.



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         2. The definition of "Qualified Preferred Stock" appearing in Section
1.1 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period at the end of said definition ", notwithstanding the foregoing, preferred stock that is convertible solely into the common stock of the issuer within five years from the date of issuance of such preferred stock and meets the requirements of this definition (other than clause (ii)(x)), shall be "Qualified Preferred Stock" for the purposes hereof".

         3. Section 1.1 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                  "Consolidated Total Revenue" shall mean, for any period, the aggregate stated amount of all revenue of the US Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

                  "Second Amendment" shall mean the Second Amendment, dated as of June 17, 2002, among the Borrowers, the Lenders party thereto, the Syndication Agent and the Administrative Agent.

                  "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

         4. Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.1. Unsecured Interest Expense Coverage. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Unencumbered NOI to (b) Unsecured Interest Expense, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.90:1.0, provided that, the minimum ratio set forth above shall be (i) 1.50:1.0 for the Fiscal Quarter ending June 30, 2002, (ii) 1.55:1.0 for the Fiscal Quarter ending September 30, 2002,
         (iii) 1.60:1.0 for the Fiscal Quarter ending on December 31, 2002, (iv) 1.70:1.0 for the Fiscal Quarter ending March 31, 2003 and (v) 1.80:1.0 for the Fiscal Quarters ending June 30, 2003 through September 30, 2004."

         5. Section 5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.2. Fixed Charge Coverage Ratio. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Adjusted EDITDA to (b) Fixed Charges, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.50:1.0, provided that, the minimum ratio set forth above shall be (i) 1.25:1.0 for the Fiscal Quarters ending June 30, 2002 and September 30, 2002, (ii) 1.30:1.0 for the Fiscal Quarters ending December 31, 2002 and March 31, 2003, (iii) 1.40:1.0 for the Fiscal Quarters ending June 30, 2003 and September 30, 2003 and (iv) 1:45:1.0 for the Fiscal Quarter ending December 31, 2003."



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         6. Section 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.4. Limitations on Total Indebtedness. The US Borrower shall not, during each Fiscal Quarter on a consolidated basis, permit the Total Indebtedness (including, without limitation, the Obligations and all Capitalized Lease Obligations) of the US Borrower for borrowed money to exceed (i) 65% of Total Value from and including the First Amendment Effective Date through December 31, 2002, (ii) 62.5% of Total Value from and including January 1, 2003 through June 30, 2003, (iii) 60% of Total Value from and including July 1, 2003 through September 30, 2004 and (iv) 55% of Total Value at all other times."

         7. Section 7.5(d) of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting the following new clause (d), in lieu thereof:

                  "(d) Notwithstanding anything to the contrary contained in this Agreement, for the period from the Second Amendment Effective Date through September 30, 2004, the US Borrower may acquire existing Hotel properties, so long as (I) the Total Indebtedness for borrowed money of the US Borrower does not exceed 60% of Total Value both before and after giving effect to such acquisition and (II) at least 10 Business Days prior to the consummation of any such acquisition the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended four (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such four (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); provided that to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 60% of Total Value before such acquisition, the US Borrower may acquire existing Hotel properties at such time, so long as (I) the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition is equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition and
         (II) at least 10 Business Days prior to the consummation of any such acquisition, the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period)."



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         8. Section 7.13(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following new clause (b) in lieu thereof:

                  "(b) Notwithstanding anything to the contrary contained in this Agreement, for the period from the Second Amendment Effective Date until September 30, 2004, the US Borrower may invest in Joint Enterprises to the extent such investment is otherwise permitted pursuant to Section 7.13(a), so long as (I) the Total Indebtedness for borrowed money of the US Borrower does not exceed 60% of Total Value both before and after giving effect to such investment and (II) at least 10 Business Days prior to the consummation of any such investment the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, and 5.7, as amended hereby, for the most recently ended four (4) Fiscal Quarters prior to the date of such investment, in each case with such financial covenants to be determined on a pro forma basis as if such investment had been consummated on the first day of such four (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); provided that to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 60% of Total Value either at the time of or after giving effect to such investment, the US Borrower may only invest in Joint Enterprises in an aggregate amount not to exceed the Specified Investment Amount at the time of such investment."

         9. Section 7 of the Credit Agreement is hereby further amended by deleting Section 7.17 in its entirety and inserting the following new Section
7.17 in lieu thereof:

                  "7.17. Limitation on Capital Expenditures. The US Borrower shall not, and shall not permit any of its Subsidiaries or Eligible Joint Ventures to, incur any Discretionary Capital Expenditures, except that during any consecutive four (4) Fiscal Quarter period, beginning with the four (4) consecutive Fiscal Quarters ending June 30, 2002, the US Borrower and its Subsidiaries and Eligible Joint Ventures may make Discretionary Capital Expenditures during such consecutive four (4) Fiscal Quarter period for the expansion or renovation of Hotels in a aggregate amount not to exceed 4.5% of Consolidated Total Revenue during such four (4) consecutive Fiscal Quarter period."

II.      Miscellaneous Provisions

         1. In order to induce the Lenders to enter into this Second Amendment, each Borrower hereby represents and warrants on behalf of itself and its respective Subsidiaries that (i) the representations and warranties of contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Second Amendment Effective Date, in each case both before and after giving effect to this Second Amendment.



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         2. The US Borrower hereby agrees to pay each Lender which delivers an executed copy of this Second Amendment (by hard copy or facsimile) to the Administrative Agent by no later than 5:00 p.m. (New York time) on June 24, 2002, a fee (the "Amendment Fee") in an amount equal to 0.125% of such Lender's Revolving Credit Commitment, which Amendment Fee shall be due and payable on the first Business Day following the date on which the Super Majority Lenders shall have executed and delivered this Second Amendment.

         3. This Second Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Borrower and the Super Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.


                                      * * *



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                                          FELCOR LODGING TRUST
                                           INCORPORATED


                                          By: /s/ ANDREW J. WELCH
                                             -------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President


                                          FELCOR LODGING LIMITED
                                           PARTNERSHIP


                                          By: FelCor Lodging Trust Incorporated,
                                              its general partner


                                          By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President


                                           FELCOR CANADA, CO.


                                           By: /s/ ANDREW J. WELCH
                                              ----------------------------------
                                              Name:  Andrew J. Welch
                                              Title: Senior Vice President


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                                         JPMORGAN CHASE BANK (f/k/a The Chase
                                            Manhattan Bank), Individually and as
                                            Administrative Agent


                                         By: /s/ CHARLES E. HOAGLAND
                                            ------------------------------------
                                            Name:  Charles E. Hoagland
                                            Title: Vice President


                                         J.P. MORGAN BANK CANADA (f/k/a The
                                              Chase Manhattan Bank of Canada),
                                              as Administrative Agent


                                         By: /s/ CHRISTINE CHAN
                                            ------------------------------------
                                            Name:  Christine Chan
                                            Title: Vice President


                                         By: /s/ DREW McDONA
                                            ------------------------------------
                                            Name:  DREW McDONA
                                            Title: Vice President


                                         JPMORGAN CHASE BANK, TORONTO
                                           BRANCH (f/k/a The Chase Manhattan
                                           BANK, TORONTO BRANCH)


                                         By: /s/ CHRISTINE CHAN
                                            ------------------------------------
                                            Name:  Christine Chan
                                            Title: Vice President


                                         By: /s/ DREW McDONA
                                            ------------------------------------
                                            Name:  DREW McDONA
                                            Title: Vice President


                                   Remainder of Signatures Intentionally Omitted